SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 28, 1998


                        HARLEYSVILLE NATIONAL CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)


                                     0-15237
                             ----------------------
                                (Commission File
                                     Number)


                                   23-2210237
                             ----------------------
                                  (IRS Employer
                             Identification Number)


                                 483 Main Street
                           Harleysville, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)


                                      19438
                      ------------------------------------
                                   (Zip Code)


       Registrant's telephone number including area code: (215) 256-8851
                             -----------------------


                                       N/A
          (Former name or former address, if changed since last report)


                     Page 1 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

          On July 28, 1998, the Registrant, Harleysville National Corporation ("HNC"), signed a definitive agreement to acquire Northern Lehigh Bancorp, Inc. ("NLBI"), a Pennsylvania corporation and bank holding company, and its wholly-owned subsidiary, The Citizens National Bank of Slatington ("Slatington"), a $72 million community bank based in Slatington, Pennsylvania. The transaction is subject to obtaining regulatory and shareholder approval and, therefore, the final closing is not expected until late 1998.

          The acquisition will be effected by the merger of Harleysville National Corporation North, Inc., a bank holding company and a wholly-owned subsidiary of HNC, with NLBI. The Citizens National Bank of Lansford ("CNB"), a national banking association and a wholly-owned subsidiary of HNC, will merge with Slatington, under the name Citizens National Bank.

          Under the terms of the merger, NLBI shareholders will receive 3.57 shares of HNC's common stock for each share of NLBI's common stock.

          On July 28, 1998, the Registrant issued a press release announcing execution of the agreement, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

      (a)      Not Applicable.

      (b)      Not Applicable.

      (c)      Exhibits:

          99   Press   Release  of   Registrant,   dated  July  28,  1998,   re:
               Registrant's Acquisition of Northern Lehigh Bancorp, Inc. and its wholly-owned subsidiary, The Citizens National Bank of Slatington.

Item 8.   Change in Fiscal Year.

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARLEYSVILLE NATIONAL CORPORATION
                                             (Registrant)

                                             /s/ Walter E. Daller, Jr.
Dated: August 4, 1998                        ----------------------------------
                                             Walter E. Daller, Jr.,
                                             President and
                                             Chief Executive Officer

                                  EXHIBIT INDEX

                                                               Page Number
                                                               in Manually
Exhibit                                                      Signed Original
--------                                                    ----------------

  99      Press Release of Registrant, dated July 28, 1998,        7
          re: Registrant's Acquisition of Northern Lehigh
          Bancorp, Inc. and its wholly-owned subsidiary, The Citizens National Bank of Slatington.


                                        5